SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          ----------------------------

        Date of Report (Date of earliest event reported): August 23, 1999

                           FPIC INSURANCE GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

         1-11983                                          59-3359111
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(Commission File Number)                       (IRS Employer Identification No.)

          1000 Riverside Avenue, Suite 800, Jacksonville, Florida 32204
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                    (Address of Principal Executive Offices)

                                 (904) 354-5910
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              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events

     On August 23, 1999, the Board of Directors of FPIC Insurance Group, Inc. (the "Company") announced that certain executive officers are no longer employed by the Company. In addition, the Company announced the appointment of certain interim executive officers.

     The  Company's  press  release,   which  further  describes  the  Company's
personnel changes, is attached hereto as an exhibit and is incorporated by reference hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of business acquired: Not applicable.

     (b)  Pro forma financial information: Not applicable.

     (c)  Exhibits:

          (99) FPIC Insurance Group, Inc. Press Release dated August 23, 1999.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FPIC INSURANCE GROUP, INC.


Date:  August 23, 1999                          By: /s/ John R. Byers
                                                   -----------------------------
                                                   John R. Byers
                                                   Chief Operating Officer
                                                   and General Counsel

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                                  EXHIBIT INDEX

     Exhibit Number

     (99) FPIC Insurance Group, Inc. Press Release dated August 23, 1999.

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